Exhibit 99.2

Digital Realty Trust

SECOND QUARTER 2009

Supplemental Operating and Financial Data

June 30, 2009

DIGITAL REALTY TRUST

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run-rate net operating income. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the current deterioration in global economic, credit and market conditions;

•	downturn of local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•	our failure to repay debt when due or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully operate acquired or redeveloped properties;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	inability to successfully develop and lease new properties and space held for redevelopment;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to public companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2008, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, repositions and manages technology-related real estate. The Company’s 75 properties, excluding one property held as an investment in an unconsolidated joint venture and including a development in London, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants. Comprising approximately 11.9 million net rentable square feet, including approximately 1.1 million square feet of space held for redevelopment, Digital Realty Trust’s property portfolio is located throughout North America and Europe. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Sales and Technical Services

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com        (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	Macquarie	JMP Securities
Steve Benyik	Nick Pirsos	William Marks
(212) 538-0239	(212) 231-2457	(415) 835-8944

Green Street	Oppenheimer	Citigroup	Baird
Michael Knott	Srinivas Anantha	Michael Bilerman	David Aubuchon
(949) 640-8780	(617) 428-5960	(212) 816-1685	(314) 863-4235

Matthew Wokasch	Peter Armstrong	Irwin Guzman	Justin Pelham-Webb
(949) 640-8780	(212) 667-5808	(212) 816-1685	(314) 863-6413

RBC Capital Markets	Raymond James	KeyBanc Capital Markets	ISI
Dave Rodgers	Paul D. Puryear	Jordan Sadler	Steve Sakwa
(440) 715-2647	(727) 567-2253	(917) 368-2280	(212) 446-9462

Mike Carroll	William A. Crowe	Craig Mailman	Ian Weismann
(440) 715-2649	(727) 567-2594	(917) 368-2316	(212) 446-9461

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008	2nd Quarter 2008	1st Quarter 2008
High Price*	$39.84	$35.70	$47.62	$51.28	$43.45	$39.20
Low Price*	$32.14	$24.96	$18.04	$36.96	$35.43	$31.28
Closing Price, end of quarter*	$35.85	$33.18	$32.85	$47.25	$40.91	$35.50
Average daily trading volume*	2,258,424	2,074,752	1,876,211	1,139,423	904,670	1,224,336
Indicated dividend per common share**	$1.320	$1.320	$1.320	$1.240	$1.240	$1.240
Closing annual dividend yield, end of quarter	3.7%	4.0%	4.0%	2.6%	3.0%	3.5%
Closing shares and units outstanding end of quarter***	82,013,377	81,980,716	79,125,833	78,259,621	72,405,839	72,329,436
Closing market value of shares and units outstanding (thousands), end of quarter	$2,940,180	$2,720,120	$2,599,284	$3,697,767	$2,962,123	$2,567,695

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of June 30, 2009, the total number of shares and units includes 76,140,807 shares of common stock, 4,480,549 common units held by third parties and 1,392,021 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unvested class C units, all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and D cumulative convertible preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Ownership Structure

As of June 30, 2009

Partner	# of Units(2)	% Ownership
Digital Realty Trust, Inc.	76,140,807	92.8%
Cambay Tele.com, LLC(3)	4,447,827	5.5%
Wave Exchange, LLC(3)	32,722	0.0%
Directors, Executive Officers and Others	1,392,021	1.7%

Total	82,013,377	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes unvested class C units and all unexercised common stock options.
(2)	The total number of shares and units includes 76,140,807 shares of common stock, 4,480,549 common units held by third parties and 1,392,021 common units, vested and unvested long-term incentive units (including vested class C units) held by officers and directors, and excludes all unvested class C units, all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and D cumulative convertible preferred stock.
(3)	These third-party contributors received the common units (along with cash and the operating partnership’s assuming debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the exchange colocation business and other specified assets and liabilities. Includes 584,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Key Quarterly Financial Data(1)

(Unaudited and dollars in thousands, except per share data)

	For the three months ended or as of
	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Shares and units at end of quarter

Common shares outstanding	76,140,807	76,042,511	73,306,703	72,556,699	66,174,618	65,481,470
Common units outstanding	5,872,570	5,938,205	5,819,130	5,702,922	6,231,221	6,847,966

Total shares and Operating Partnership units	82,013,377	81,980,716	79,125,833	78,259,621	72,405,839	72,329,436

Market Capitalization

Market value of common equity(2)	$2,940,180	$2,720,120	$2,599,284	$3,697,767	$2,962,123	$2,567,695
Liquidation value of preferred equity	686,637	686,637	686,750	686,750	686,750	686,750
Total debt at balance sheet carrying value	1,519,506	1,439,688	1,385,074	1,283,718	1,361,172	1,190,691

Total market capitalization including preferred equity and debt	$5,146,323	$4,846,445	$4,671,108	$5,668,235	$5,010,045	$4,445,136

Total debt/Total market capitalization including preferred equity and debt	29.5%	29.7%	29.7%	22.6%	27.2%	26.8%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$3,283,874	$3,155,062	$3,051,180	$2,905,275	$2,816,258	$2,602,166
Total assets	3,444,708	3,351,613	3,281,045	3,158,885	3,070,850	2,895,036
Total liabilities	1,773,344	1,705,537	1,705,969	1,548,110	1,623,801	1,444,294

Selected Operating Data

Total operating revenues from continuing operations	$155,007	$149,134	$147,106	$142,016	$123,776	$114,547
Total operating expenses from continuing operations	112,161	109,931	106,537	108,358	94,942	89,253
Interest expense from continuing operations	22,495	18,937	17,747	15,716	14,956	15,202
Net income	21,203	21,189	25,133	18,419	13,550	10,816
Net income (loss) available to common stockholders	10,271	10,295	13,793	7,484	3,728	2,319

Financial Ratios

EBITDA(3)	$82,241	$75,972	$78,766	$69,902	$58,367	$56,763
Adjusted EBITDA(4)	$93,173	$86,866	$90,106	$80,837	$68,823	$65,260
Cash interest expense(5)	$16,695	$21,398	$17,439	$20,116	$14,691	$20,093
Fixed charges(6)	$29,721	$34,505	$30,323	$32,619	$27,163	$30,737
Debt service coverage ratio(7)	5.6x	4.1x	5.2x	4.0x	4.7x	3.2x
Fixed charge coverage ratio(8)	3.1x	2.5x	3.0x	2.5x	2.5x	2.1x

Profitability measures

Net income (loss) per common share - basic	$0.13	$0.14	$0.19	$0.11	$0.05	$0.04
Net income (loss) per common share - diluted	$0.13	$0.14	$0.19	$0.10	$0.05	$0.03
Funds From Operations (FFO) per diluted share and unit(9)	$0.71	$0.70	$0.75	$0.68	$0.58	$0.57
Adjusted Funds From Operations (AFFO) per diluted share and unit(10)	$0.51	$0.53	$0.56	$0.56	$0.41	$0.38
Dividends per share and common unit	$0.33	$0.33	$0.33	$0.31	$0.31	$0.31
Diluted FFO payout ratio(11)	46.6%	47.4%	44.0%	45.5%	53.1%	54.4%
Diluted AFFO payout ratio(12)	64.7%	62.3%	58.9%	55.4%	75.6%	81.6%

Portfolio Statistics

Buildings	99	99	98	96	96	93
Properties	75	75	75	74	74	71
Net rentable square feet, excluding redevelopment space	11,854,886	11,784,573	11,387,102	11,244,657	10,977,945	10,795,795
Square feet held for redevelopment(13)	1,148,212	1,218,525	1,573,612	1,606,407	1,873,119	1,863,700
Occupancy at end of quarter(14)	94.8%	95.1%	94.9%	95.2%	95.2%	94.7%
Weighted average remaining lease term (years)(15)	7.5	7.6	7.3	7.3	7.4	7.7
Same store occupancy at end of quarter(14)(16)	94.7%	95.0%	95.4%	95.2%	95.2%	94.7%

(1)	Financial information for prior periods has been adjusted for the retroactive application of the following new accounting guidance adopted by the Company effective January 1, 2009: FASB APB 14-1 “Accounting for Convertible Debt Instruments That May be Settled Upon Conversion (Including Partial Cash Settlement)” and Statement of Financial Accounting Standard No.160 “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51”.
(2)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in the operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes shares issuable upon the redemption of unvested class C units and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and D cumulative convertible preferred stock.
(3)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 28. For a reconciliation of net income available to common stockholders to EBITDA, see page 10.
(4)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 28. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 10.
(5)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense see page 10.
(6)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(7)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(8)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(9)	For a definition and discussion of FFO see page 28. For a reconciliation of net income available to common stockholders to FFO, see page 9.
(10)	For a definition and discussion of AFFO, see page 28. For a reconciliation of FFO to AFFO, see page 9.
(11)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(12)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(13)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(14)	Occupancy and same store occupancy excludes space held for redevelopment.
(15)	Average remaining lease term excludes renewal options, weighted by net rentable square feet.
(16)	Same store properties were acquired before December 31, 2007.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Consolidated Balance Sheets(1)

(Dollars in thousands, except share data)

	June 30, 2009	December 31, 2008
	(unaudited)
ASSETS

Investments in real estate
Land	$341,719	$316,318
Acquired ground leases	2,742	2,733
Buildings and improvements	2,666,148	2,467,830
Tenant improvements	264,927	255,818

Investments in real estate	3,275,536	3,042,699
Accumulated depreciation and amortization	(378,523)	(302,960)

Net investments in properties	2,897,013	2,739,739
Investment in unconsolidated joint venture	8,338	8,481

Net investments in real estate	2,905,351	2,748,220

Cash and cash equivalents	69,316	73,334
Accounts and other receivables, net	40,195	39,108
Deferred rent	122,823	99,957
Acquired above market leases, net	28,503	31,352
Acquired in place lease value and deferred leasing costs, net	215,597	222,389
Deferred financing costs, net	21,938	16,275
Restricted cash	30,676	45,470
Other assets	10,309	4,940

Total Assets	$3,444,708	$3,281,045

LIABILITIES AND EQUITY
Revolving credit facility	$32,668	$138,579
Unsecured senior notes	83,000	58,000
Mortgage loans	973,604	1,026,594
4.125% exchangeable senior debentures due 2026	163,834	161,901
5.50% exchangeable senior debentures due 2029	266,400	—
Accounts payable and other accrued liabilities	127,279	171,176
Accrued dividends and distributions	—	26,092
Acquired below market leases, net	69,840	76,660
Security deposits and prepaid rents	56,719	46,967

Total Liabilities	1,773,344	1,705,969

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Series C Cumulative Convertible Preferred Stock, 4.375%, $175,000,000 liquidation preference ($25.00 per share), 6,999,995 issued and outstanding	169,067	169,068
Series D Cumulative Convertible Preferred Stock, 5.500%, $345,000,000 liquidation preference ($25.00 per share), 13,795,500 issued and outstanding	333,472	333,581
Common Stock; $0.01 par value: 125,000,000 authorized, 76,140,807 and 73,306,703 shares issued and outstanding as of June 30, 2009 and December 31, 2008, respectively	759	732
Additional paid-in capital	1,145,807	1,057,990
Dividends in excess of earnings	(196,500)	(167,746)
Accumulated other comprehensive income, net	(27,456)	(49,503)

Total stockholders’ equity	1,584,948	1,503,921

Noncontrolling interests:
Noncontrolling interest in operating partnership	65,600	66,797
Noncontrolling interest in consolidated joint venture	20,816	4,358

Total noncontrolling interests	86,416	71,155

Total Equity	1,671,364	1,575,076

Total Liabilities and Equity	$3,444,708	$3,281,045

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Consolidated Quarterly Statements of Operations(1)

(unaudited and in thousands, except share data)

	Three Months Ended
	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Rental	$125,380	$118,089	$111,398	$102,449	$97,966	$92,746
Tenant reimbursements	29,544	31,027	30,136	29,882	25,698	21,787
Other	83	18	5,572	9,685	112	14

Total operating revenues	155,007	149,134	147,106	142,016	123,776	114,547

Rental property operating and maintenance	42,301	42,573	43,664	39,859	35,943	31,681
Property taxes	9,149	9,211	5,767	8,689	8,522	8,124
Insurance	1,488	1,456	1,333	1,252	1,198	1,205
Depreciation and amortization	49,183	46,304	47,086	46,548	39,591	39,153
General and administrative	10,040	10,102	8,661	11,261	9,686	8,783
Other	—	285	26	749	2	307

Total operating expenses	112,161	109,931	106,537	108,358	94,942	89,253

Operating income	42,846	39,203	40,569	33,658	28,834	25,294

Equity in earnings of unconsolidated joint venture	741	1,116	1,860	178	173	158
Interest and other income	403	243	591	453	407	655
Interest expense	(22,495)	(18,937)	(17,747)	(15,716)	(14,956)	(15,202)
Tax expense	(292)	(436)	(140)	(154)	(726)	(89)
Loss from early extinguishment of debt	—	—	—	—	(182)	—

Net Income	21,203	21,189	25,133	18,419	13,550	10,816
Net Income attributable to noncontrolling interest	(831)	(793)	(1,238)	(833)	(354)	(239)

Net Income Attributable to Digital Realty Trust, Inc.	20,372	20,396	23,895	17,586	13,196	10,577
Preferred stock dividends	(10,101)	(10,101)	(10,102)	(10,102)	(10,102)	(8,258)

Net income available to common stockholders	$10,271	$10,295	$13,793	$7,484	$3,094	$2,319

Net income per share available to common stockholders - basic	$0.13	$0.14	$0.19	$0.11	$0.05	$0.04

Net income per share available to common stockholders - diluted	$0.13	$0.14	$0.19	$0.10	$0.05	$0.03

Weighted-average shares outstanding - basic	76,121,380	74,703,755	73,011,453	70,916,019	65,889,122	65,431,586

Weighted-average shares outstanding - diluted	76,851,202	74,895,168	73,205,628	73,338,871	68,068,600	67,142,783

Weighted-average fully diluted shares and units	82,728,389	80,741,438	79,289,939	79,376,123	74,533,055	73,886,689

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Funds From Operations (FFO)(1)

(unaudited and in thousands except per share data)

	Three Months Ended
	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Reconciliation of net income available to common stockholders to FFO (Note):

Net income available to common stockholders	$10,271	$10,295	$13,793	$7,484	$3,094	$2,319

Adjustments:

Net Income attributable to noncontrolling interest	831	793	1,238	833	354	239
Real estate related depreciation and amortization(2)	48,900	46,087	46,890	46,359	39,414	38,994
Real estate related depreciation and amortization related to investment in unconsolidated joint venture	858	646	(286)	859	872	894

FFO available to common stockholders and unitholders	$60,860	$57,821	$61,635	$55,535	$43,734	$42,446

FFO per share and unit:
Basic	$0.74	$0.72	$0.78	$0.72	$0.60	$0.59
Diluted(3)	$0.71	$0.70	$0.75	$0.68	$0.58	$0.57

Weighted-average shares and units outstanding - basic	81,999	80,550	79,096	76,953	72,354	72,175
Weighted-average shares and units outstanding - diluted(3)	99,461	92,571	91,123	91,209	86,366	82,524

(1)     Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

(2)     Real estate depreciation and amortization was computed as follows:

Depreciation and amortization per income statement	$49,183	$46,304	$47,086	$46,548	$39,591	$39,153
Non-real estate depreciation	(283)	(217)	(196)	(189)	(177)	(159)

	$48,900	$46,087	$46,890	$46,359	$39,414	$38,994

(3)     At June 30, 2009, we had 6,999,955 series C convertible preferred shares and 13,795,500 series D convertible preferred shares outstanding that were convertible into 3,614,777 common shares and 8,215,221 common shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures that were exchangeable for 4,901,812 common shares on a weighted average basis for the three months ended June 30, 2009. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$60,860	$57,821	$61,635	$55,535	$43,734	$42,446

Add: Series C convertible preferred dividends	1,914	1,914	1,914	1,914	1,914	1,914
Add: Series D convertible preferred dividends	4,742	4,742	4,744	4,744	4,744	2,899
Add: 5.50% exchangeable senior debentures interest	2,890	—	—	—	—	—

FFO available to common stockholders and unitholders — diluted	$70,406	$64,477	$68,293	$62,193	$50,392	$47,259

Weighted average common stock and units outstanding	81,999	80,550	79,096	76,953	72,354	72,175
Add: Effect of dilutive securities (excluding series C and D convertible preferred stock)	730	191	194	2,423	2,179	1,712
Add: Effect of dilutive series C convertible preferred stock	3,615	3,615	3,615	3,615	3,615	3,615
Add: Effect of dilutive series D convertible preferred stock	8,215	8,215	8,218	8,218	8,218	5,022
Add: Effect of dilutive 5.50% exchangeable senior debentures	4,902	—	—	—	—	—

Weighted average common stock and units outstanding — diluted	99,461	92,571	91,123	91,209	86,366	82,524

Note: For a definition and discussion of FFO, see page 28.

Adjusted Funds From Operations (AFFO)(1)

(unaudited and in thousands)

	Three Months Ended
	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Reconciliation of FFO to AFFO:

Funds from operations available to common stockholders and unitholders (FFO)	$60,860	$57,821	$61,635	$55,535	$43,734	$42,446

Adjustments:

Non-real estate depreciation	283	217	196	189	177	159
Amortization of deferred financing costs	1,896	1,662	1,599	1,524	1,411	1,398
Amortization of debt discount	974	959	943	927	911	896
Non-cash compensation	2,130	1,520	1,663	3,174	1,582	1,220
Loss from early extinguishment of debt	—	—	—	—	182	—
Straight line rents	(11,089)	(11,308)	(11,036)	(8,301)	(8,899)	(7,771)
Above and below market rent amortization	(2,118)	(2,139)	(1,971)	(2,081)	(2,525)	(2,685)
Capitalized leasing compensation	(1,414)	(1,271)	(1,008)	(1,009)	(974)	(1,045)
Recurring capital expenditures and tenant improvements	(7,161)	(496)	(3,031)	(1,730)	(3,699)	(2,868)
Capitalized leasing commissions	(2,467)	(4,283)	(4,349)	(3,759)	(1,259)	(3,936)

AFFO available to common stockholders and unitholders	$41,894	$42,682	$44,641	$44,469	$30,641	$27,814

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

Note: For a definition and discussion of AFFO, see page 28. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Reconciliation of Earnings before interest, taxes, depreciation and amortization (EBITDA)(1)(2)

(unaudited and in thousands)

	Three Months Ended
	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Net income available to common stockholders	$10,271	$10,295	$13,793	$7,484	$3,094	$2,319

Interest	22,495	18,937	17,747	15,716	14,956	15,202
Taxes	292	436	140	154	726	89
Depreciation and amortization	49,183	46,304	47,086	46,548	39,591	39,153

EBITDA	82,241	75,972	78,766	69,902	58,367	56,763

Noncontrolling interest	831	793	1,238	833	354	239
Preferred stock dividends	10,101	10,101	10,102	10,102	10,102	8,258

Adjusted EBITDA	$93,173	$86,866	$90,106	$80,837	$68,823	$65,260

(1)     For the definition and discussion of EBITDA and Adjusted EBITDA, see page 28.

(2)     Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

Financial Ratios(1)
(unaudited and in thousands)
	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Total GAAP interest expense	22,495	18,937	17,747	15,716	14,956	15,202
Capitalized interest	2,147	3,072	4,305	4,630	4,708	4,708
Change in accrued interest and other noncash amounts	(7,947)	(611)	(4,613)	(230)	(4,973)	183

Cash interest expense(a)	16,695	21,398	17,439	20,116	14,691	20,093
Scheduled debt principal payments and preferred dividends	13,026	13,107	12,884	12,503	12,472	10,644

Total fixed charges(b)	29,721	34,505	30,323	32,619	27,163	30,737

Debt service coverage ratio based on GAAP interest expense(c)	4.1x	4.6x	5.1x	5.1x	4.6x	4.3x
Debt service coverage ratio based on cash interest expense(c)	5.6x	4.1x	5.2x	4.0x	4.7x	3.2x
Fixed charge coverage ratio based on GAAP interest expense(d)	2.6x	2.7x	2.9x	2.9x	2.5x	2.5x
Fixed charge coverage ratio based on cash interest expense(d)	3.1x	2.5x	3.0x	2.5x	2.5x	2.1x
Debt to total market capitalization including debt and preferred equity(e)	29.5%	29.7%	29.7%	22.6%	27.2%	26.8%
Debt plus preferred stock to total market capitalization including debt and preferred equity(f)	42.9%	43.9%	44.4%	34.8%	40.9%	42.2%
Pretax income to interest expense(g)	1.9x	2.1x	2.4x	2.2x	1.9x	1.7x
Net Debt to Adjusted EBITDA(h)	3.9x	3.9x	3.6x	3.8x	4.9x	4.4x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	For a definition of Fixed Charges see page 6.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as income including gain on sale of assets before minority interest and interest divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 6) less cash and cash equivalents divided by Adjusted EBITDA multiplied by four.
(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Net Operating Income (NOI) and Run-rate NOI

For the three months ended June 30, 2009

(unaudited and in thousands)

Rental revenues	$125,380
Tenant reimbursements	29,544
Rental property operating and maintenance	(42,301)
Property taxes	(9,149)
Insurance	(1,488)

NOI	$101,986

Actual results of properties acquired during the quarter:
Rental revenues	—
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—

Projected full quarter of actual results of properties acquired during the quarter:
Rental revenues	—
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—

Run-rate NOI	$101,986

Reconciliation of net income available to common stockholders to NOI

Net income available to common stockholders	$10,271
Other revenues	(83)
Interest expense	22,495
Depreciation and amortization	49,183
General and administrative expenses	10,040
Tax expense	292
Equity in earnings of unconsolidated joint venture	(741)
Interest and other income	(403)
Net Income attributable to noncontrolling interest	831
Preferred stock dividends	10,101

NOI	$101,986

Note: For a definition and discussion of NOI and Run-rate NOI, see page 28.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Same Store and New Properties Consolidated Quarterly Statements of Operations(1)

(unaudited and in thousands)

			Three Months Ended
	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Same store(2)
Operating Revenues:

Rental	$122,415	$115,993	$110,692	$101,575	$97,892	$92,746
Tenant reimbursements	28,444	29,919	28,507	29,878	25,698	21,787
Other	83	18	5,572	9,685	112	14

Total operating revenues	150,942	145,930	144,771	141,138	123,702	114,547

Operating Expenses:

Rental property operating and maintenance	40,435	41,094	41,764	39,802	35,931	31,624
Property taxes	8,986	9,107	5,723	8,650	8,521	8,124
Insurance	1,463	1,439	1,325	1,246	1,198	1,205
Depreciation and amortization	48,092	45,460	46,794	46,227	39,591	39,153
General and administrative(3)	10,040	10,102	8,661	11,261	9,686	8,783
Other	—	285	26	749	2	307

Total operating expenses	109,016	107,487	104,293	107,935	94,929	89,196

Operating income	41,926	38,443	40,478	33,203	28,773	25,351

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	741	1,116	1,860	178	173	158
Interest and other income	402	242	589	452	405	655
Interest expense(4)	(22,459)	(18,937)	(17,747)	(15,716)	(14,954)	(15,202)
Tax expense	(314)	(434)	(140)	(154)	(726)	(89)
Loss from early extinguishment of debt	—	—	—	—	(182)	—

Net Income	$20,296	$20,430	$25,040	$17,963	$13,489	$10,873

New properties(2)
Operating Revenues:

Rental	$2,965	$2,096	$706	$874	$74	$—
Tenant reimbursements	1,100	1,108	1,629	4	—	—
Other	—	—	—	—	—	—

Total operating revenues	4,065	3,204	2,335	878	74	—

Operating Expenses:

Rental property operating and maintenance	1,866	1,479	1,900	57	12	57
Property taxes	163	104	44	39	1	—
Insurance	25	17	8	6	—	—
Depreciation and amortization	1,091	844	292	321	—	—
General and administrative(3)	—	—	—	—	—	—
Other	—	—	—	—	—	—

Total operating expenses	3,145	2,444	2,244	423	13	57

Operating income	920	760	91	455	61	(57)

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	—	—	—	—	—	—
Interest and other income	1	1	2	1	2	—
Interest expense(4)	(36)	—	—	—	(2)	—
Income tax expense	22	(2)	—	—	—	—
Loss from early extinguishment of debt	—	—	—	—	—	—

Net Income	$907	$759	$93	$456	$61	$(57)

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).
(2)	Same store properties are properties that were acquired on or before December 31, 2007 and new properties are properties acquired after December 31, 2007.
(3)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.
(4)	Interest expense on our revolving credit facility is allocated entirely to same store properties.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Same Store Operating Trend Summary(1)

(unaudited and in thousands, except share data)

	Three Months Ended
	30-Jun-09	31-Mar-09	Percentage Change	30-Jun-08	Percentage Change
Same store(2)
Rental(3)	$122,415	$115,993	5.5%	$97,892	25.1%
Tenant reimbursements	28,444	29,919	(4.9)%	25,698	10.7%

	150,859	145,912	3.4%	123,590	22.1%

Rental property operating and maintenance	40,435	41,094	(1.6)%	35,931	12.5%
Property taxes	8,986	9,107	(1.3)%	8,521	5.5%
Insurance	1,463	1,439	1.7%	1,198	22.1%

	50,884	51,640	(1.5)%	45,650	11.5%

Net Operating Income(4)	$99,975	$94,272	6.0%	$77,940	28.3%

Same store occupancy at end of quarter	94.7%	95.0%		95.2%

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009. (See footnote 1 on page 6).
(2)	Same store properties were acquired on or before December 31, 2007.
(3)	For the periods presented, same store straight-line rent was $10,479, $11,020 and $8,899, respectively, and non-cash adjustments related to FAS 141 were $2,092, $2,115 and $2,525, respectively.
(4)	For a definition and discussion of Net Operating Income, see page 28.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date	Principal Balance as of June 30, 2009	% of Debt	Interest Rate as of June 30, 2009	Interest Rate as of June 30, 2009 including swaps
Unhedged Floating Rate Debt

Revolving credit facility	August 31, 2012(1)	32,668	2.2%	1.55%	—

		$32,668	2.2%
Fixed Rate Mortgage Debt and Hedged Floating Rate Debt

Secured Term Debt	November 11, 2014	145,288	9.7%	5.65%	—

3 Corporate Place	August 1, 2013(1)	80,000	5.3%	6.72%	—
200 Paul Avenue 1-4	October 8, 2015	78,574	5.2%	5.74%	—
2045 & 2055 LaFayette Street	February 6, 2017	67,664	4.5%	5.93%	—
Mundells Roundabout	November 30, 2013	70,503	4.6%	1.95%	4.18%
600 West Seventh Street	March 15, 2016	56,179	3.7%	5.80%	—
2323 Bryan Street	November 6, 2009	54,629	3.6%	6.04%	—
34551 Ardenwood Boulevard 1-4	November 11, 2016	55,000	3.6%	5.95%	—
1100 Space Park Drive	December 11, 2016	55,000	3.6%	5.89%	—
150 South First Street	February 6, 2017	53,044	3.5%	6.30%	—
114 Rue Ambroise Croizat	January 18, 2012	44,528	2.9%	2.54%	5.13%
1500 Space Park Drive	October 5, 2013	42,806	2.8%	6.15%	—
2334 Lundy Place	November 11, 2016	40,000	2.6%	5.96%	—
Unit 9, Blanchardstown Corporate Park	January 18, 2012	38,284	2.5%	2.54%	5.35%
6 Braham Street	April 10, 2011	21,566	1.4%	2.00%	5.84%
1201 Comstock Street	June 24, 2013(1)	18,100	1.2%	3.81%	—
Paul van Vlissingenstraat 16	July 18, 2013	15,028	1.0%	2.79%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	10,914	0.7%	2.69%	5.57%
1125 Energy Park Drive	March 1, 2032	9,270	0.6%	7.62%	—
Gyroscoopweg 2E-2F	October 18, 2013	9,567	0.6%	2.69%	5.49%
731 East Trade Street	July 1, 2020	5,419	0.4%	8.22%	—

		$971,363	64.0%

4.125 % exchangeable senior debentures due 2026	August 15, 2026	172,500	11.4%	6.75%	—

5.50% exchangeable senior debentures due 2029	April 15, 2029	266,400	17.5%	5.50%

Unsecured senior notes — Series A	July 24, 2011	25,000	1.6%	7.00%	—

Unsecured senior notes — Series B	November 5, 2013	33,000	2.2%	9.32%	—

Unsecured senior notes — Series C	January 6, 2016	25,000	1.6%	9.68%	—

Total Fixed Rate Debt Including Swaps		$1,493,263	98.3%

Unamortized discount on 4.125% exchangeable senior debentures due 2026		(8,666)	(0.6)%

Unamortized Loan premium — 1125 Energy Park Drive, 731 East Trade Street and 1500 Space Park Drive mortgages		2,241	0.1%

Total Consolidated Debt		$1,519,506	100.0%

Weighted average cost of debt (including interest rate swaps)					5.89%

(1)	Assumes all extensions will be exercised.

Credit Facility

(in thousands)

	Maximum Available as of June 30, 2009	Available as of June 30, 2009	Drawn as of June 30, 2009
Revolving Credit Facility	$720,000	$673,500	$32,668

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

REVOLVING CREDIT FACILITY COMMITMENTS

(Dollar amounts in thousands)

	Lender / Issuing Bank	Amount Committed
1	Citicorp North America, Inc.	$85,000
2	KeyBank, N.A.	85,000
3	Bank of America, N.A.(1)	70,000
4	The Royal Bank of Scotland PlC	70,000
5	Deutsche Bank	70,000
6	Merrill Lynch Capital Corporation(1)	60,000
7	Sovereign Bank	50,000
8	Raymond James Bank, FSB	50,000
9	Royal Bank of Canada, New York Branch	40,000
10	Credit Suisse, Cayman Islands Branch	25,000
11	Société Générale	25,000
12	UBS Loan Finance LLC	25,000
13	Allied Irish Banks, p.l.c.	15,000
14	Chang Hwa Commercial Bank, Ltd., New York Branch	15,000
15	Mega International Commercial Bank Co., Ltd Los Angeles Branch	15,000
16	Comerica Bank	10,000
17	First Commercial Bank New York Agency	10,000
	Total Commitments - Revolving Credit Facility	$720,000

(1)	On January 1, 2009, Bank of America Corporation acquired Merrill Lynch & Co., Inc.

Note: The revolving credit facility has a $485.0 million sub-facility for multi-currency advances.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Debt Maturities

(unaudited, in thousands)

Property	2009	2010	2011	2012	2013	Thereafter	Total
Revolving credit facility(1)	$—	$—	$—	$32,668	$—	$—	$32,668
Secured Term Debt(2)	1,210	2,550	2,700	2,836	3,026	132,966	145,288
3 Corporate Place(1)	—	—	—	—	80,000	—	80,000
200 Paul Avenue 1-4	771	1,624	1,721	1,812	1,932	70,714	78,574
2045 & 2055 LaFayette Street	393	835	886	941	999	63,610	67,664
600 West Seventh Street	654	1,367	1,448	1,535	1,626	49,549	56,179
2323 Bryan Street(3)	54,629	—	—	—	—	—	54,629
1100 Space Park Drive	56	648	687	720	774	52,115	55,000
34551 Ardenwood Boulevard 1-4	55	639	678	711	766	52,151	55,000
150 South First Street	284	596	635	677	723	50,129	53,044
114 Rue Ambroise Croizat	346	691	691	42,800	—	—	44,528
1500 Space Park Drive	923	1,942	2,067	2,192	35,682	—	42,806
Mundells Roundabout	—	—	—	—	70,503	—	70,503
2334 Lundy Place	40	464	493	517	556	37,930	40,000
Unit 9, Blanchardstown Corporate Park	297	594	594	36,799	—	—	38,284
Unsecured senior notes	—	—	25,000	—	33,000	25,000	83,000
6 Braham Street	329	659	20,578	—	—	—	21,566
1201 Comstock Street(1)	363	762	812	867	15,296	—	18,100
Paul van Vlissingenstraat 16	118	236	236	236	14,202	—	15,028
Chemin de l’Epinglier 2	85	170	170	170	10,319	—	10,914
Gyroscoopweg 2E-2F	75	150	150	150	9,042	—	9,567
1125 Energy Park Drive	66	143	154	165	180	8,562	9,270
731 East Trade Street	104	235	274	297	323	4,186	5,419
4.125 % exchangeable senior debentures due 2026(4)	—	—	172,500	—	—	—	172,500
5.50% exchangeable senior debentures due 2029(5)	—	—	—	—	—	266,400	266,400

Total	$60,798	$14,305	$232,474	$126,093	$278,949	$813,312	$1,525,931

Weighted Average Term to Initial Maturity(4)(5)		4.7 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)(4)(5)		4.8 Years

(1)	Assumes all extensions will be exercised.
(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(3)	Loan is to be paid in full in August 2009.
(4)	Assumes maturity of 4.125% exchangeable senior debentures due 2026 at first redemption date in August 2011.
(5)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.

Note: Total excludes $2,241 of loan premiums and ($8,666) of debt discount on 4.125% exchangeable senior debentures due 2026.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Portfolio Summary

As of June 30, 2009

	6/30/2009	3/31/2009
Number of Properties:
Domestic	61	61
International	14	14

	75 (1)	75 (1)

Number of Buildings:
Domestic	81	81
International	18	18

	99	99

Number of Markets:
Domestic	20	20
International	7	7

	27	27

Net Rentable Square Feet:
Domestic	10,673,413	10,603,100
International	1,181,473	1,181,473

	11,854,886	11,784,573

Redevelopment Square Feet:
Domestic	925,999	996,312
International	222,213	222,213

	1,148,212	1,218,525

Portfolio Occupancy(2)	94.8%	95.1%
Same Store Pool Occupancy(2)	94.7%	95.0%
Average Original Lease Term (years)	13.7	13.6
Average Remaining Lease Term (years)	7.5	7.6
Lease Expirations (through 2010)	8.2%	9.6%

(1)	Excludes one property held as an investment in an unconsolidated joint venture and developable land.
(2)	Occupancy excludes space held for redevelopment.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Properties Acquired

For the three months ended June 30, 2009

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied
Loudoun Exchange II(1)	Northern Virginia	May-09	$20.3	—	—	—

(1)	Represents developable land which is not included in our operating property count.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Occupancy Analysis

As of June 30, 2009

(Dollar amounts in thousands)

					Annualized Rent ($000)(1)	Occupancy(2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space		As of 06/30/09	As of 03/31/09	As of 12/31/08	As of 09/30/08	Property Type	Total Portfolio	Property Type	Total Portfolio
Internet Gateway Datacenters

350 East Cermak Road	May-05	Chicago	1,075,851	57,888	46,532	90.6%	94.0%	96.0%	97.0%	28.1%	9.1%	26.4%	10.5%
200 Paul Avenue 1-4	Nov-04	San Francisco	436,299	91,381	23,059	99.9%	95.1%	100.0%	100.0%	11.4	3.7	13.1	5.2
120 E. Van Buren Street	Jul-06	Phoenix	249,425	38,089	19,291	91.7%	91.7%	91.7%	93.8%	6.5	2.1	11.0	4.4
600 West Seventh Street	May-04	Los Angeles	482,089	7,633	16,668	94.1%	94.6%	94.6%	94.6%	12.6	4.1	9.5	3.8
111 Eighth Avenue(3)	Mar-07	New York	116,843	—	14,980	100.0%	100.0%	100.0%	100.0%	3.1	1.0	8.5	3.4
2323 Bryan Street	Jan-02	Dallas	457,217	19,890	14,047	76.4%	77.1%	77.0%	77.3%	11.9	3.8	8.0	3.2
114 Rue Ambroise Croizat	Dec-06	Paris, France	261,317	90,829	13,740	99.3%	99.1%	95.4%	100.0%	6.8	2.2	7.8	3.1
1100 Space Park Drive	Nov-04	Silicon Valley	165,297	—	7,595	100.0%	99.1%	99.1%	99.1%	4.3	1.4	4.3	1.7
36 NE 2nd Street	Jan-02	Miami	162,140	—	4,940	95.9%	95.9%	95.9%	95.9%	4.2	1.4	2.8	1.1
600-780 S. Federal	Sep-05	Chicago	161,547	—	4,670	69.4%	69.4%	81.9%	78.5%	4.2	1.4	2.6	1.1
900 Walnut Street	Aug-07	St Louis	112,266	—	3,703	97.3%	93.5%	93.5%	93.5%	2.9	0.9	2.1	0.8
6 Braham Street	Jul-02	London, England	63,233	—	3,655	100.0%	100.0%	100.0%	100.0%	1.7	0.5	2.1	0.8
125 North Myers	Aug-05	Charlotte	25,402	—	1,239	100.0%	100.0%	100.0%	100.0%	0.7	0.2	0.7	0.3
731 East Trade Street	Aug-05	Charlotte	40,879	—	1,200	100.0%	100.0%	100.0%	100.0%	1.1	0.3	0.7	0.3
113 North Myers	Aug-05	Charlotte	20,086	9,132	719	100.0%	100.0%	100.0%	100.0%	0.5	0.2	0.4	0.2

			3,829,891	314,842	176,038	91.7%	92.0%	93.4%	94.0%	100.0%	32.3%	100.0%	39.9%

Corporate Datacenters
43881 Devon Shafron Drive	Mar-07	Northern Virginia	179,100	900	17,321	99.0%	83.5%	100.0%	79.1%	2.7%	1.5%	7.3%	3.9%
300 Boulevard East	Nov-02	New York	311,950	—	13,559	100.0%	100.0%	100.0%	100.0%	4.6	2.6	5.7	3.1
3 Corporate Place	Dec-05	New York	276,162	769	13,447	93.7%	89.5%	89.5%	89.5%	4.1	2.3	5.7	3.1
833 Chestnut Street	Mar-05	Philadelphia	588,770	65,988	11,849	89.5%	87.9%	87.7%	87.4%	8.7	5.0	5.0	2.7
43791 Devon Shafron Drive	Mar-07	Northern Virginia	132,806	2,194	9,752	100.0%	100.0%	100.0%	0.0%	2.0	1.1	4.1	2.2
2440 Marsh Lane	Jan-03	Dallas	116,513	18,737	9,109	77.6%	60.0%	70.9%	100.0%	1.7	1.0	3.9	2.1
Clonshaugh Industrial Estate (Land)	Feb-06	Dublin, Ireland	124,500	—	8,930	100.0%	100.0%	100.0%	100.0%	1.9	1.0	3.8	2.0
Unit 9, Blanchardstown Corporate Park	Dec-06	Dublin, Ireland	120,000	—	8,519	86.2%	95.0%	87.3%	93.3%	1.8	1.0	3.6	1.9
1500 Space Park Drive	Sep-07	Silicon Valley	51,615	—	8,285	100.0%	100.0%	100.0%	100.0%	0.8	0.4	3.5	1.9
4025 Midway Road	Jan-06	Dallas	87,964	12,626	8,158	99.8%	99.8%	99.8%	98.6%	1.3	0.7	3.5	1.9
3011 Lafayette Street	Jan-07	Silicon Valley	90,780	—	7,581	100.0%	100.0%	100.0%	100.0%	1.4	0.8	3.2	1.7
2055 East Technology Circle	Oct-06	Phoenix	76,350	—	7,553	100.0%	100.0%	100.0%	1.0%	1.1	0.6	3.2	1.7
Mundells Roundabout	Apr-07	London, England	113,464	—	7,459	100.0%	100.0%	0.0%	0.0%	1.7	1.0	3.2	1.7
2045 & 2055 LaFayette Street	May-04	Silicon Valley	300,000	—	6,480	100.0%	100.0%	100.0%	100.0%	4.5	2.5	2.7	1.5
150 South First Street	Sep-04	Silicon Valley	179,761	—	5,999	100.0%	100.0%	100.0%	97.7%	2.7	1.5	2.5	1.4
11830 Webb Chapel Road	Aug-04	Dallas	365,647	—	5,962	95.0%	95.0%	95.0%	96.6%	5.3	3.1	2.5	1.4
14901 FAA Boulevard	Jun-06	Dallas	263,700	—	4,700	100.0%	100.0%	100.0%	100.0%	3.9	2.2	2.0	1.1
2334 Lundy Place	Dec-02	Silicon Valley	130,752	—	4,600	100.0%	100.0%	100.0%	100.0%	1.9	1.1	2.0	1.0
12001 North Freeway	Apr-06	Houston	280,483	20,222	3,756	75.4%	95.5%	98.5%	98.5%	4.1	2.4	1.6	0.9
375 Riverside Parkway	Jun-03	Atlanta	220,016	30,175	4,409	100.0%	100.0%	100.0%	92.9%	3.3	1.9	1.9	1.0
1525 Comstock Street	Sep-07	Silicon Valley	21,554	20,831	4,238	98.3%	0.0%	0.0%	0.0%	0.3	0.2	1.8	1.0
1201 Comstock Street	Jun-08	Silicon Valley	24,000	—	4,197	100.0%	100.0%	0.0%	0.0%	0.4	0.2	1.8	1.0
44470 Chilum Place	Feb-07	Northern Virginia	95,440	—	4,003	100.0%	100.0%	100.0%	100.0%	1.4	0.8	1.7	0.9
2401 Walsh Street	Jun-05	Silicon Valley	167,932	—	3,407	100.0%	100.0%	100.0%	100.0%	2.5	1.4	1.4	0.8
115 Second Avenue	Oct-05	Boston	66,730	—	3,337	100.0%	100.0%	100.0%	100.0%	1.0	0.6	1.4	0.8
8534 Concord Center Drive	Jun-05	Denver	85,660	—	3,265	100.0%	100.0%	100.0%	100.0%	1.3	0.7	1.4	0.7
Naritaweg 52	Dec-07	Amsterdam, Netherlands	63,260	—	2,684	100.0%	100.0%	100.0%	100.0%	0.9	0.5	1.1	0.6
21110 Ridgetop Circle	Jan-07	Northern Virginia	135,513	—	2,660	100.0%	100.0%	100.0%	100.0%	2.0	1.1	1.1	0.6
Cressex 1	Dec-07	London, England	50,847	—	2,538	90.6%	87.2%	0.0%	0.0%	0.8	0.4	1.1	0.6
1807 Michael Faraday Court	Oct-06	Northern Virginia	19,237	—	2,322	84.1%	100.0%	100.0%	100.0%	0.3	0.2	1.0	0.5
200 North Nash Street	Jun-05	Los Angeles	113,606	—	2,305	100.0%	100.0%	100.0%	100.0%	1.7	1.0	1.0	0.5
210 N Tucker Boulevard	Aug-07	St Louis	139,588	62,000	2,279	78.4%	94.1%	94.1%	94.1%	2.1	1.2	1.0	0.5
Paul van Vlissingenstraat 16	Aug-05	Amsterdam, Netherlands	77,472	35,000	2,214	58.8%	58.8%	58.8%	58.8%	1.2	0.7	0.9	0.5
2403 Walsh Street	Jun-05	Silicon Valley	103,940	—	2,109	100.0%	100.0%	100.0%	100.0%	1.5	0.9	0.9	0.5

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Occupancy Analysis

As of June 30, 2009

(Dollar amounts in thousands)

						Annualized Rent ($000)(1)	Occupancy(2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet		Redevelopment Space		As of 06/30/09	As of 03/31/09	As of 12/31/08	As of 09/30/08	Property Type	Total Portfolio	Property Type	Total Portfolio
8100 Boone Boulevard	Oct-06	Northern Virginia	17,015		—	1,894	100.0%	100.0%	100.0%	100.0%	0.3	0.1	0.8	0.4
4700 Old Ironsides Drive	Jun-05	Silicon Valley	90,139		—	1,829	100.0%	100.0%	100.0%	100.0%	1.3	0.8	0.8	0.4
4650 Old Ironsides Drive	Jun-05	Silicon Valley	84,383		—	1,712	100.0%	100.0%	100.0%	100.0%	1.3	0.7	0.7	0.4
7505 Mason King Court	Nov-08	Northern Virginia	109,650		—	1,692	100.0%	100.0%	0.0%	NA	1.6	0.9	0.7	0.4
Manchester Technopark, Plot C1	Jun-08	Manchester, England	38,016		—	1,690	100.0%	100.0%	100.0%	100.0%	0.6	0.3	0.7	0.4
Chemin de l’Epinglier 2	Nov-05	Geneva, Switzerland	59,190		—	1,629	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.7	0.4
3015 Winona Avenue	Dec-04	Los Angeles	82,911		—	1,592	100.0%	100.0%	100.0%	100.0%	1.2	0.7	0.7	0.4
6800 Millcreek Drive	Apr-06	Toronto, Canada	83,758		—	1,530	100.0%	100.0%	100.0%	100.0%	1.2	0.7	0.7	0.3
3065 Gold Camp Drive	Oct-04	Sacramento	62,957		—	1,509	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.6	0.3
251 Exchange Place	Nov-05	Northern Virginia	70,982		—	1,502	100.0%	100.0%	100.0%	100.0%	1.1	0.6	0.6	0.3
Clonshaugh Industrial Estate	Feb-06	Dublin, Ireland	20,000		—	1,474	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.6	0.3
43831 Devon Shafron Drive	Mar-07	Northern Virginia	117,071		—	1,439	100.0%	100.0%	100.0%	100.0%	1.7	1.0	0.6	0.3
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827		—	1,437	100.0%	100.0%	100.0%	100.0%	1.7	1.0	0.6	0.3
3300 East Birch Street	Aug-03	Los Angeles	68,807		—	1,415	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.6	0.3
101 Aquila Way	Apr-06	Atlanta	313,581		—	1,411	100.0%	100.0%	100.0%	100.0%	4.7	2.6	0.6	0.3
Gyroscoopweg 2E-2F	Jul-06	Amsterdam, Netherlands	55,585		—	1,235	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.5	0.3
600 Winter Street	Sep-06	Boston	30,400		—	794	100.0%	100.0%	100.0%	100.0%	0.5	0.3	0.3	0.2
7620 Metro Center Drive	Dec-05	Austin	45,000		—	605	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.3	0.1
2300 NW 89th Place	Sep-06	Miami	64,174		—	598	100.0%	100.0%	100.0%	100.0%	1.0	0.5	0.3	0.1
1 St. Anne’s Boulevard	Dec-07	London, England	20,219		—	272	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.1	0.1
3 St. Anne’s Boulevard	Dec-07	London, England	—		96,384	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
7500 Metro Center Drive	Dec-05	Austin	—		74,962	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
365 S. Randolphville Road	Feb-08	New York	—		264,792	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
650 Randolph Road	Jun-08	New York	—		127,790	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—

			6,721,777		833,370	236,245	95.8%	96.1%	95.1%	95.2%	100.0%	56.7%	100.0%	53.7%

Technology Manufacturing
34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657		—	8,734	100.0%	100.0%	100.0%	100.0%	48.5%	2.6%	55.3%	2.0%
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050		—	3,794	100.0%	100.0%	100.0%	100.0%	28.8	1.5	24.0	0.9
2010 East Centennial Circle	May-03	Phoenix	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	17.9	1.0	18.1	0.6
2 St. Anne’s Boulevard	Dec-07	London, England	30,612		—	412	100.0%	100.0%	100.0%	100.0%	4.8	0.3	2.6	0.1

			634,724		—	15,792	100.0%	100.0%	100.0%	100.0%	100.0%	5.4%	100.0%	3.6%

Technology Office
100 & 200 Quannapowitt Parkway	Jun-04	Boston	386,956		—	7,222	94.9%	94.9%	94.9%	94.9%	57.9%	3.3%	56.8%	1.6%
4849 Alpha Road	Apr-04	Dallas	125,538		—	2,856	100.0%	100.0%	100.0%	100.0%	18.8	1.0	22.4	0.6
1 Savvis Parkway	Aug-07	St Louis	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	23.3	1.3	20.8	0.6

			668,494		—	12,722	97.0%	97.0%	97.0%	97.0%	100.0%	5.6%	100.0%	2.8%

Portfolio Total/Weighted Average			11,854,886	(4)	1,148,212	$440,797	94.8%	95.1%	94.9%	95.2%	100.0%	100.0%	100.0%	100.0%

(1)	Annualized rent represents the monthly contractual rent under existing leases as of June 30, 2009 multiplied by 12.
(2)	Occupancy excludes space held for redevelopment.
(3)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(4)	Net Rentable Square Feet excludes 400,369 rentable square feet of space in a joint venture located at 2001 Sixth Avenue in Seattle, WA, which was 97.5% occupied as of June 30, 2009.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Major Tenants

as of June 30, 2009

(Dollar amounts in thousands)

	Tenant	Number of Locations	Total Occupied Square Feet(1)	Percentage of Net Rentable Square Feet	Annualized Rent(2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	Savvis Communications	17	1,701,639	14.4%	$44,124	10.0%	117
2	Qwest Communications International, Inc.	15	637,712	5.4%	$20,048	4.5%	76
3	Equinix Operating Company, Inc.	4	565,297	4.8%	$17,820	4.0%	98
4	NTT Communications Company	4	295,032	2.5%	$16,577	3.8%	69
5	TelX Group, Inc.	10	101,581	0.9%	$14,060	3.2%	209
6	JPMorgan Chase & Co.	3	149,935	1.3%	$13,914	3.2%	126
7	Morgan Stanley	2	92,451	0.8%	$13,420	3.1%	55
8	AT & T	12	389,375	3.3%	$11,844	2.7%	124
9	Facebook, Inc.	2	114,168	1.0%	$11,789	2.7%	90
10	Yahoo! Inc.	2	110,847	0.9%	$9,515	2.2%	100
11	eircom Limited	1	124,500	1.0%	$8,930	2.0%	121
12	T-Systems North America, Inc.	3	82,610	0.7%	$8,826	2.0%	54
13	Microsoft Corporation	2	313,485	2.6%	$7,983	1.8%	73
14	HSBC Bank PLC	1	113,464	0.9%	$7,459	1.7%	174
15	Comverse Technology, Inc.	1	367,033	3.1%	$7,222	1.6%	19
16	Amazon	4	274,348	2.3%	$7,094	1.6%	144
17	Horizon Data Center Solutions	2	52,077	0.4%	$6,810	1.5%	90
18	Level 3 Communications, LLC(3)(4)	17	261,100	2.2%	$6,358	1.4%	64
19	Amgen, Inc.	1	131,386	1.1%	$5,946	1.4%	71
20	AboveNet, Inc.	14	135,147	1.1%	$5,872	1.3%	120

	Total/Weighted Average		6,013,187	50.7%	$245,611	55.7%	99

(1)	Occupied square footage is defined as leases that commenced on or before June 30, 2009.
(2)	Annualized rent represents the monthly contractual rent under existing leases as of June 30, 2009 multiplied by 12.
(3)	Level 3 Communications includes Wiltel Communications & Broadwing Communications.
(4)	Excludes 63,233 square feet of net rentable space in 6 Braham Street. This property is subleased by Level 3 Communications from Leslie & Godwin, a United Kingdom subsidiary of AON Corporation, through December 2009. Level 3 Communications has executed a lease that will commence upon expiration of the Leslie & Godwin lease and continue through December 2015. Leslie & Godwin remains liable to us for rents under its lease. Including the lease at 6 Braham Street, total occupied square feet and annualized rent would be 353,021 and $9,505, respectively.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

UTILITY POWER CAPACITY(1)

Top 15 Properties

	Property Name	Market	Capacity (MW)
1	Devon Shafron Drive (3 Buildings)	Northern Virginia	225
2	350 East Cermak Road	Chicago	100
3	1500 Space Park (3 Buildings)	Santa Clara	59
4	3 Corporate Place	New York	44
5	114 Rue Ambroise Croizat	Paris, France	40
6	2045 & 2055 LaFayette Street	Silicon Valley	40
7	44470 Chilum Place	Northern Virginia	36
8	150 South First Street	Silicon Valley	36
9	101 Aquila Way	Atlanta	30
10	365 South Randolphville Road	New York	26
11	14901 FAA Boulevard	Dallas	25
12	2401 Walsh Street	Silicon Valley	25
13	2403 Walsh Street	Silicon Valley	25
14	4700 Old Ironsides Drive	Silicon Valley	25
15	St. Anne’s Boulevard (3 Buildings)	London	25

	Total Potential Power Capacity - Top 15 Properties		761

(1)	Utility Power Capacity is defined as the power that could potentially be provided by the utility company depending upon factors such as peak demand load at the property.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Lease Expirations and Lease Distribution

Lease Expirations

As of June 30, 2009

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		621,073	5.2%	—	0.0%
2009(3)	148	289,279	2.4%	14,564	3.3%	$50.35	47.26	13,671
2010	96	682,828	5.8%	24,342	5.5%	$35.65	36.43	24,875
2011	104	1,327,491	11.2%	33,142	7.5%	$24.97	25.69	34,109
2012	89	150,744	1.3%	14,843	3.4%	$98.46	105.68	15,931
2013	76	958,996	8.1%	49,349	11.2%	$51.46	57.80	55,434
2014	63	809,895	6.8%	39,517	9.0%	$48.79	57.15	46,283
2015	76	1,799,730	15.2%	61,873	14.0%	$34.38	38.60	69,470
2016	51	811,531	6.8%	27,469	6.2%	$33.85	39.30	31,889
2017	34	550,868	4.7%	16,976	3.9%	$30.82	36.99	20,377
2018	47	579,575	4.9%	26,050	5.9%	$44.95	61.90	35,873
Thereafter	129	3,272,876	27.6%	132,672	30.1%	$40.54	54.62	178,768

Portfolio Total / Weighted Average	913	11,854,886	100.0%	$440,797	100.0%	$39.24	$46.88	$526,680

Lease Distribution

As of June 30, 2009

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent
Available			621,073	5.2%	—	—
2,500 or less	536	58.7%	290,559	2.4%	40,380	9.2%
2,501 - 10,000	177	19.4%	987,824	8.3%	61,938	14.0%
10,001 - 20,000	68	7.4%	1,252,037	10.6%	52,272	11.9%
20,001 - 40,000	59	6.5%	1,773,900	15.0%	88,646	20.1%
40,001 - 100,000	45	4.9%	2,867,712	24.2%	100,806	22.9%
Greater than 100,000	28	3.1%	4,061,781	34.3%	96,755	21.9%

Portfolio Total	913	100.0%	11,854,886	100.0%	$440,797	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis.
(2)	Annualized rent represents the monthly contractual rent under existing leases as of June 30, 2009 multiplied by 12.
(3)	Includes 63,233 square feet of net rentable space in 6 Braham Street. This property is subleased by Level 3 Communications from Leslie & Godwin, a United Kingdom subsidiary of AON Corporation, through December 2009. Level 3 Communications has executed a lease that will commence upon expiration of the Leslie & Godwin lease and continue through December 2015. Leslie & Godwin remains liable to us for rents under its lease.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Leasing Activity

As of June 30, 2009

	For the Three Months Ended June 30, 2009	% Leased
Occupied Square Feet as of March 31, 2009(1)	11,202,601	95.1%

2Q 2009 Acquisitions:
Loudoun Exchange II (3 Land Parcels)	—	—

Occupied Square Feet including 2Q 2009 Acquisitions(1)	11,202,601	94.5%
Expirations, Terminations and Reductions	(101,125)	(0.9)%
New Leases and Expansions	115,130	1.0%
Remeasurements(2)	17,207	0.2%

Occupied Square Feet as of June 30, 2009(1)	11,233,813	94.8%

GAAP Rent Growth(3)

Expiring Rent per Square Foot		$18.52
New Rent per Square Foot		$138.63

Weighted Average Lease Term - New (in months)		90

(1)	Occupancy excludes space held for redevelopment.
(2)	Represents remeasuring of building and/or specific areas to Building Owners and Managers Association (BOMA) standards.
(3)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Tenant Improvements and Leasing Commissions

	Three Months Ended				Full Year 2008
	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Renewals(1)

Number of renewals	19	13	10	6	29
Square Feet	308,205	163,216	25,866	72,520	151,114
Tenant improvement costs per square foot(2)	$0.17	$0.14	$3.08	$2.70	$2.17
Leasing commission costs per square foot(2)	$10.26	$6.04	$5.38	$7.31	$6.72

Total renewal lease costs per square foot	$10.43	$6.18	$8.46	$10.01	$8.89

New Leases(3)

Number of non-redevelopment leases	17	12	12	21	64
Non-Redevelopment square feet	35,875	121,926	135,884	48,834	257,354
Non-Redevelopment tenant improvement costs per square foot(2)	$12.97	$0.57	$—	$15.84	$12.87
Non-Redevelopment leasing commission costs per square foot(2)	$12.42	$2.79	$9.85	$5.59	$10.97
Number of redevelopment leases	10	16	13	19	78
Redevelopment square feet	79,255	328,538	184,092	302,320	912,942
Redevelopment tenant improvement costs per square foot(2)(4)	$14.89	$1.35	$3.11	$4.96	$2.97
Redevelopment leasing commission costs per square foot(2)	$20.67	$12.39	$17.62	$9.69	$11.79

Total Number of Leases	27	28	25	40	142
Total Square Feet	115,130	450,464	319,976	351,154	1,170,296
Total new lease costs per square foot	$32.39	$10.93	$16.11	$15.60	$16.76

Total(5)

Number of leases	46	41	35	46	171
Square Feet	423,335	613,680	345,842	423,674	1,321,410
Tenant improvement costs per square foot(2)	$4.01	$0.87	$1.89	$5.83	$4.81
Leasing commission costs per square foot(2)	$12.39	$8.79	$13.65	$8.81	$11.05

Total costs per square foot	$16.40	$9.66	$15.54	$14.64	$15.86

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.
(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.
(4)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment; however, it does not include redevelopment costs.
(5)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 18.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Historical Capital Expenditures

	Three Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Recurring capital expenditures(1)(2)	$9,628,000	$4,779,000	$7,380,000	$5,489,000	$5,272,000	$7,349,000

Non-recurring capital expenditures(2)	$88,605,000	$125,530,000	$135,646,000	$128,204,000	$138,379,000	$86,040,000
Total net rentable square feet at period end excluding redevelopment space	11,854,886	11,784,573	11,387,102	11,244,657	10,977,945	10,795,795

(1)	Recurring capital expenditures represents non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or expenditures which are incurred to bring a building up to “operating standard”.
(2)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 18.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Redevelopment Activity

For the quarter ended June 30, 2009

(Square feet)

Activity for the quarter ended June 30, 2009	US	Europe	Total	% Leased(1)
Redevelopment Space as of March 31, 2009	996,312	222,213	1,218,525
Acquired Redevelopment Space and New Construction Space	22,409	—	22,409
Converted Redevelopment Space:
Turn-Key DatacenterSM	(80,846)	—	(80,846)	75.5%
Powered Base BuildingSM	(11,876)	—	(11,876)	97.0%
Remeasurement Adjustments	—	—	—

Redevelopment Space as of June 30, 2009	925,999	222,213	1,148,212

Redevelopment Space Under Construction at Quarter End	US	Europe	Total	% Leased(2)
Turn-Key DatacenterSM	110,012	76,000	186,012	32.0%
Build-to-Suit	—	—	—
New Powered Base BuildingSM Shell	—	—	—

Redevelopment Space Under Construction as of June 30, 2009	110,012	76,000	186,012

New Development Under Construction at Quarter End(3)	US	Europe	Total
New Powered Base BuildingSM Shell	135,000	—	135,000

(1)	Defined as leases that have commenced on or before June 30, 2009.
(2)	Defined as leases that were signed on or before June 30, 2009.
(3)	Not included as part of our redevelopment space inventory as of June 30, 2009.

DIGITAL REALTY TRUST, INC.

Second Quarter 2009

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

Adjusted Funds From Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) straight line rents (v) fair value of lease revenue amortization (vi) capitalized leasing payroll (vii) recurring tenant improvements and (viii) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA.

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3.